Exhibit 10.2

CERTAIN INFORMATION HAS BEEN OMITTED IN ACCORDANCE WITH ITEM 601(B)(10) OF REGULATION S-K BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMISSIONS ARE MARKED [***].

FIFTH AMENDMENT TO WORKING CAPITAL FACILITY AGREEMENT

THIS FIFTH AMENDMENT TO WORKING CAPITAL FACILITY AGREEMENT (this “Amendment”), dated as of September 17, 2026 (the “Fifth Amendment Execution Date”), is made among HERON THERAPEUTICS, INC., a Delaware corporation (the “Borrower”), HERCULES CAPITAL, INC. (“Hercules”), in its capacity as administrative agent and collateral agent for itself and Lenders (in such capacity, together with its successors and assigns, the “Agent”) and the financial institutions or entities from time to time party hereto, including Hercules in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).

A.
Borrower, Lenders and Agent are parties to that certain Working Capital Facility Agreement, dated as of August 9, 2023 (the “Existing Agreement”; and the Existing Agreement, as amended by that certain First Amendment to Working Capital Facility, dated February 13, 2025, as further amended by that certain Second Amendment to Working Capital Facility, dated August 8, 2025, as further amended by that certain Third Amendment to Working Capital Facility, dated January 30, 2026, as further amended by that certain Fourth Amendment to Working Capital Facility, dated August 7, 2026, and as further amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”).
B.
Borrower, Lenders and Agent desire to modify the terms of the Existing Agreement as set forth in this Amendment.
SECTION 1
Definitions; Interpretation.
(a)
Terms Defined in Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Agreement.
(b)
Rules of Construction. The rules of construction that appear in Section 1 of the Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2
Amendments to the Agreement.
(a)
Upon satisfaction of the conditions set forth in Section 3 hereof, the Existing Agreement will be amended as follows:
(i)
Section 2.5(g) of the Agreement is amended and restated in its entirety with the following:

“(g) Second Paydown. Notwithstanding Sections 2.5(a) and 2.5(c), Borrower shall prepay a portion of the Term Loan Advances, payable to each Lender in a pro rata amount according to the Tranche 1 Commitments of the relevant Lender, in an amount (such amount, the “Second Paydown”) equal to the sum of (1) Four Million Dollars ($4,000,000) of outstanding principal of such Term Loan Advances (excluding, for the avoidance of doubt, any Capitalized PIK Interest), (2) all accrued and unpaid interest on the principal amount being prepaid through the date of such prepayment, including interest accrued at the Term Loan PIK Interest Rate and not yet capitalized as of such date, and (3) One Hundred Ninety-Six Thousand Dollars ($196,000), being 4.90% of the principal amount being prepaid, in respect of the applicable portion of the Second Amendment End of Term Charge due in connection with the Term Loan Advances being prepaid. The Second Paydown shall be payable in two installments: (i) on or before September 15, 2026, One Million Dollars ($1,000,000) of such principal, together with all accrued and unpaid interest on such principal through the date of such prepayment, including interest accrued at the Term Loan PIK Interest Rate and not yet capitalized as of such date, and Forty-Nine Thousand Dollars ($49,000), being 4.90% of such principal amount, in respect of the applicable portion of the Second Amendment End of Term Charge (such installment, the “First Installment”); and (ii) on or before September 29, 2026, Three Million Dollars ($3,000,000) of such principal, together with all accrued and unpaid interest on such principal through the date of such prepayment, including interest accrued at the Term Loan PIK Interest Rate and not yet capitalized as of such date, and One Hundred Forty-Seven Thousand Dollars ($147,000), being 4.90% of such principal amount, in respect of the applicable portion of the Second Amendment End of Term Charge (such installment, the “Second Installment”). Agent and the Lenders hereby waive the Prepayment Charge that would otherwise be due under Section 2.5(c) solely in connection with the Second Paydown. For the avoidance of doubt, (x) no portion of the Original End of Term Charge shall be deemed satisfied by, or become due and payable as a result of, the Second Paydown and (y) all other accrued and unpaid interest, Capitalized PIK Interest, End of Term Charges, amendment fees and any other fees payable under the Loan Documents shall remain due and payable in accordance with the terms of the Loan Documents.”

(ii)
[***]
(iii)
Section 7.21(a)(i) of the Agreement is amended and restated in its entirety with the following:

“(i) From and after the Fourth Amendment Effective Date and at all times thereafter, Borrower shall maintain Qualified Cash in an amount not less than Eighteen Million Dollars ($18,000,000); provided that, from and after the date on which Borrower has paid the First Installment, such amount shall step down to Sixteen Million Eight Hundred Thousand Dollars ($16,800,000); provided, further, that, from and after the date on which Borrower has satisfied in full its obligations under Section 2.5(g) (including as reduced pursuant to Section 2.5(h)) and, if applicable, has made all payments required under Section 2.5(h) (or the principal component of the Second Paydown has been reduced to zero pursuant to Section 2.5(h) and no further payment is required thereunder), such amount shall further step down to Thirteen Million Five Hundred Thousand Dollars ($13,500,000).”

(b)
References Within Existing Agreement. Each reference in the Existing Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Existing Agreement as amended by this Amendment. This Amendment shall be a Loan Document.
SECTION 3
Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment (the “Fifth Amendment Effective Date”) shall be subject to the satisfaction of each of the following conditions precedent:
(a)
Agent’s receipt of:
(i)
this Amendment, executed by Agent, Lenders and Borrower;
(ii)
certified copy of resolutions of Borrower’s board of directors or managers, as applicable evidencing approval of this Amendment and other transactions evidenced hereby;
(iii)
a certificate of good standing for Borrower from its state of incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified could reasonably be expected to have a Material Adverse Effect;
(iv)
the First Installment described in Section 2.5(g) of the Agreement (as amended hereby), consisting of One Million Dollars ($1,000,000) of principal, all accrued and unpaid interest thereon through the date of payment, and Forty-Nine Thousand Dollars ($49,000) in respect of the applicable portion of the Second Amendment End of Term Charge; and
(b)
Borrower shall have paid (i) all invoiced reasonable out-of-pocket costs and expenses then due in accordance with Section 5(e), and (ii) all other invoiced reasonable out-of-pocket fees, costs and expenses, if any, due and payable as of the Fifth Amendment Effective Date under the Agreement; and

(c)
On the Fifth Amendment Effective Date, after giving effect to the amendment of the Existing Agreement contemplated hereby:
(i)
The representations and warranties contained in Section 4 shall be true and correct on and as of the Fifth Amendment Effective Date as though made on and as of such date;
(ii)
There exist no Events of Default or events that with the passage of time would result in an Event of Default.
SECTION 4
Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date, and that no Event of Default has occurred and is continuing; (b) that there does not exist a Material Adverse Effect; (c) Lenders have and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral pursuant to the Loan Documents; (d) the agreements and obligations of Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (e) the execution, delivery and performance of this Amendment by Borrower will not violate any law, rule, regulation, order, contractual obligation or organizational document of Borrower and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues. For the purposes of this Section 4, each reference in Section 5 of the Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Agreement as amended by this Amendment.
SECTION 5
Miscellaneous.
(a)
Loan Documents Otherwise Not Affected; Reaffirmation; Grant of Security Interest; No Novation.
(i)
Except as expressly amended pursuant hereto or referenced herein, the Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.
(ii)
Borrower hereby expressly (1) reaffirms, ratifies and confirms its Secured Obligations under the Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 3.1 of the Agreement, Section 2 of the Pledge Agreement and Section 1 of the Intellectual Property Security Agreement, (3) reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Agreement, including without limitation any Term Loans funded on or after the Fifth Amendment Execution Date and the Fifth Amendment Effective Date, as of the date hereof, and with effect from (and including) the Fifth Amendment Execution Date and the Fifth Amendment Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Secured Obligations under the Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Agreement and (5) agrees that the Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.
(iii)
As security for the prompt and complete payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Borrower grants to Agent a security interest in all of such Borrower’s right, title, and interest in, to and under all Collateral, whether now owned or hereafter acquired.

(iv)
This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Secured Obligations under or in connection with the Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Obligations.
(b)
Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Fifth Amendment Effective Date specifying its objection thereto.
(c)
Release. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. Borrower waives the provisions of California Civil Code Section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The provisions of this section shall survive payment in full of the Secured Obligations, full performance of all the terms of this Amendment and the other Loan Documents.

(d)
No Reliance. Borrower hereby acknowledges and confirms to Agent and Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(e)
Costs and Expenses. Borrower agrees to pay to Agent within ten (10) days of its receipt of an invoice (or on the Fifth Amendment Effective Date to the extent invoiced on or prior to the Fifth Amendment Effective Date), the reasonable out-of-pocket costs and expenses of Agent and Lenders party hereto, and the reasonable fees and disbursements of counsel to Agent and Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the date hereof, the Fifth Amendment Effective Date or after such date.
(f)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(g)
Governing Law. This Amendment and the other Loan Documents have been negotiated and delivered to Agent and Lenders in the State of California, and shall have been accepted by Agent and Lenders in the State of California. Payment to Agent and Lenders by Borrower of the Secured Obligations is due in the State of California. This Amendment and the other Loan Documents (other than the Warrant) shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.
(h)
Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(i)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(j)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(k)
Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.
(l)
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(m)
Early Payment. Any payment received by Agent prior to the Fifth Amendment Effective Date in an amount equal to the First Installment shall be deemed to be, and applied as, the First Installment under Section 2.5(g) of the Agreement (as amended hereby).

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

HERON THERAPEUTICS, INC. Signature: /s/ Ira Duarte Print Name: Ira Duarte Title: EVP and CFO

[SIGNATURES CONTINUE ON THE NEXT PAGE]

[Signature Page to Fifth Amendment to Working Capital Facility Agreement]

AGENT:

HERCULES CAPITAL, INC.

By: /s/ Seth Meyer

Name: Seth Meyer

Title: President

LENDERS:

HERCULES CAPITAL, INC.

By: /s/ Seth Meyer

Name: Seth Meyer

Title: President

HERCULES CAPITAL IV, L.P.

By: Hercules Technology SBIC

Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

By: /s/ Seth Meyer

Name: Seth Meyer

Title: President

HERCULES PRIVATE CREDIT FUND 1 L.P.

By: Hercules Private Global Venture Growth Fund GP I LLC, its General Partner

Signature:_ /s/ Seth Meyer

Name: Seth Meyer

Title: Authorized Signatory

[Signature Page to Fifth Amendment to Working Capital Facility Agreement]

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.

By Hercules Private Global Venture Growth Fund GP I LLC, its General Partner

Signature:_ /s/ Seth Meyer

Name: Seth Meyer

Title: Authorized Signatory

HERCULES GROWTH LENDING FUND IV LP

By: Hercules Growth Lending Fund IV GP LLC, its General Partner

Signature: /s/ Seth Meyer

Name: Seth Meyer

Title: Authorized Signatory

[Signature Page to Fifth Amendment to Working Capital Facility Agreement]